Vanguard Global Wellington™ Fund
Supplement Dated September 30, 2020, to the Prospectus and Summary Prospectus Dated December 20, 2019
Important Change to Vanguard Global Wellington Fund
Effective at the close of business on June 30, 2021, Michael E. Stack will retire from Wellington Management Company LLP and will no longer serve as a portfolio manager for Vanguard Global Wellington Fund.
Loren L. Moran and Nataliya Kofman, who currently serve as portfolio managers with Mr. Stack, will remain as portfolio managers of the Fund upon Mr. Stack’s retirement. The Fund’s investment objective, strategies, and policies will remain unchanged.
  © 2020 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.PS 1567A 092020

Vanguard World Fund

Supplement Dated September 30, 2020, to the Statement of Additional Information Dated December 20, 2019
Important Change to Vanguard Global Wellington™ Fund
Effective at the close of business on June 30, 2021, Michael E. Stack will retire from Wellington Management Company LLP and will no longer serve as a portfolio manager for Vanguard Global Wellington Fund.
Loren L. Moran and Nataliya Kofman, who currently serve as portfolio managers with Mr. Stack, will remain as portfolio managers of the Fund upon Mr. Stack’s retirement. The Fund's investment objective, strategies, and policies will remain unchanged.
© 2020 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.
SAI 023B 092020